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                                                                  EXHIBIT 10.1.3
                                                                  --------------

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("this Amendment") dated as of November 30, 2000 is entered into by HIBBETT SPORTING GOODS, INC., a Delaware corporation, HIBBETT TEAM SALES, INC., an Alabama corporation, and SPORTS WHOLESALE, INC., an Alabama corporation (together referred to as the "Borrowers"), AMSOUTH BANK, an Alabama banking corporation ("AmSouth"), BANK OF AMERICA, N.A., a national banking association, and FLEET NATIONAL BANK, a national banking association (collectively, the "Lenders"), and AMSOUTH BANK, an Alabama banking corporation, as agent for the Lenders (the "Agent").


                                 Recitals
                                 --------

     A. The Borrowers, the Agent and the Lenders have previously entered into that certain Credit Agreement dated as of November 5, 1998, as amended by a First Amendment thereto dated as of April 17, 2000 (as amended, the "Credit Agreement"). Capitalized terms not otherwise herein defined shall have the meanings given them in the Credit Agreement.

     B. The Borrowers have requested and the Agent and the Lenders have agreed to enter into certain amendments to the Credit Agreement, as set forth herein.

                                 Agreement
                                 ---------

     NOW, THEREFORE, in consideration of the foregoing recitals and in further consideration of the mutual agreements set forth herein, the Borrowers, the Agent and the Lenders hereby agree as follows:

     1.  Recitals.  The recitals hereinabove are hereby incorporated by this
         --------
reference as if fully set forth herein.

     2.  Rules of Construction.  This Amendment is subject to the rules of
         ---------------------
construction set forth in Section 1.1 of the Credit Agreement.
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     3.  Representations and Warranties of Borrowers.  Each of the Borrowers
         -------------------------------------------
represents and warrants to the Lenders as follows:

         (a) Representations and Warranties in Loan Documents.  All of the
             ------------------------------------------------
     representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

         (b) No Default.  Each of the Borrowers is in compliance in all
             ----------
     material respects with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and, no Event of Default, nor any event that upon notice or lapse of time or both would constitute such an Event of Default, has occurred and is continuing.

         (c) Organizational Documents.  The organizational documents of the
             ------------------------
     Borrowers have not been amended since April 17, 2000.

     4.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended
         ------------------------------
as follows:

         (a) The defined term "Applicable Commitment Percentage" is hereby
                               --------------------------------
     deleted and replaced in its entirety by the following:

             "Applicable Commitment Percentage shall mean, for each Lender, a
              --------------------------------
          fraction, the numerator of which shall be the then amount of such Lender's Commitment and the denominator of which shall be the aggregate amount of the Commitments of all the Lenders, which Applicable Commitment Percentage for each Lender as of November 30, 2000 is as set forth on the signature pages of the Second Amendment to Credit Agreement under the caption "Applicable Commitment Percentage", or, in the case of any person that hereafter becomes a Lender, on the signature pages of the Assignment and Acceptance executed by such person; provided, however, that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section
          10.1 hereof."

         (b) The defined term "Revolving Facility" is hereby deleted and
                               ------------------
     replaced in its entirety by the following:

             "Revolving Facility shall mean the credit facility made available
              ------------------
          to the Borrowers by the Lenders under the terms of Article 2 in an aggregate amount of up to $35,000,000 as may be reduced by the Borrowers pursuant to Section 2.8 hereof."

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         (c) The defined term "Termination Date" is hereby deleted and replaced
                               ----------------
     in its entirety by the following:

             "Termination Date shall mean November 5, 2003, as the same may be
              ----------------
          extended from time to time in accordance with Section 2.13 hereof."

         (d) The reference to the figure "$25,000,000" as it appears in Section 2.1(a) is hereby amended to refer to the figure "$35,000,000."

     5.  Notes.  Each of the Notes dated November 5, 1998, executed and
         -----
delivered by the Borrower to the respective Lenders in connection with the execution of the Credit Agreement shall be marked "Renewed by that certain Amended and Restated Note dated November 30, 2000" and retained in the respective Lenders' files until the Loans have been paid in full and the Credit Agreement has been terminated in writing, at which time each of the said Notes shall be returned to the Borrowers.

     6.  Amendment Fee.  As consideration for the Lenders' agreement to amend
         -------------
the Credit Agreement, the Borrowers agree to pay to the Agent for the account of each of the Lenders a fee equal to $12,500 (the "Amendment Fee"). The Amendment Fee shall be payable on the date of this Amendment and shall be non-refundable.

     7.  Loan Documents to Remain in Effect.  Except expressly amended herein,
         ----------------------------------
the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

     8.  No Novation, etc.  Nothing contained in this Amendment shall be deemed
         ----------------
to constitute a novation of the terms of the Loan Documents, nor impair any Liens granted to the Lenders thereunder, nor release any person from liability for any of the Credit Obligations, nor affect any of the rights, powers or remedies of the Agent or the Lenders under the Loan Documents, nor constitute a waiver of any provision thereof.

     9.  Governing Law, Successors and Assigns, etc.  This Amendment shall be
         -------------------------------------------
governed by and construed in accordance with the laws of the State of Alabama and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     10.  Headings.  The descriptive headings of the sections of this Amendment
          --------
are for convenient reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     11.  Entire Agreement.  This Amendment constitutes the entire understanding
          ----------------
to date of the parties hereto regarding the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements of the parties thereto with respect to the subject matter hereof.

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     12.  Severability.  If any provision of this Amendment shall be invalid,
          ------------
illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     13.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     14.  No Waiver.  Nothing contained in this Amendment shall be construed as
          ---------
a waiver or acknowledgment of, or consent to any breach of or Event of Default under the Credit Agreement or the other Loan Documents.

     15.  Effect of this Amendment.  This Amendment amends and supplements the
          ------------------------
Credit Agreement and shall be construed as if it is a part thereof for all purposes. Any representation or warranty contained herein that is determined by the Agent or the Lenders to have been misleading or untrue in any material respect at the time made shall constitute an Event of Default under the Credit Agreement and the other Loan Documents in accordance with Section 8.1 of the Credit Agreement as if such representation or warranty had been contained in the Credit Agreement, and any default by the Borrowers in the performance or observance of any provision of this Amendment that continues unremedied after the grace period described in Section 8.1 of the Credit Agreement shall constitute an Event of Default under that section as if such provision had been contained in the Credit Agreement.


                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                                       4
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     IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this Amendment to be executed and delivered by their duly authorized representatives on the date set forth above.

                                    HIBBETT SPORTING GOODS, INC., a Delaware corporation

                                    By: /s/ Susan H. Fitzgibbon
                                        ------------------------
                                        Its Vice President & CFO
                                            --------------------

                                    HIBBETT TEAM SALES, INC., an
                                    Alabama corporation

                                    By: /s/ Susan H. Fitzgibbon
                                        ------------------------
                                        Its Vice President & CFO
                                            --------------------

                                    SPORTS WHOLESALE, INC.,
                                    an Alabama corporation

                                    By: /s/ Susan H. Fitzgibbon
                                        ------------------------
                                        Its Vice President & CFO
                                            --------------------

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                                    BANK OF AMERICA, N.A., a national banking
                                    association, as Lender


                                    By:  /s/ David B. Jackson
                                         -------------------------------
                                         Its  Senior Vice President
                                              --------------------------

                                    Commitment Amount: $7,000,000

                                    Applicable Commitment Percentage: 20.0%
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                                    FLEET NATIONAL BANK, a national banking
                                    association, as Lender


                                    By: /s/ Kathleen A. Dimock
                                        --------------------------
                                        Its   Director
                                            ----------------------

                                    Commitment Amount: $10,500,000

                                    Applicable Commitment Percentage: 30.0%
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                                    AMSOUTH BANK, an Alabama banking
                                    corporation, as Lender and as Agent


                                    By  /s/ David A. Simmons
                                       ---------------------------
                                       Its   Senior Vice President
                                       ---------------------------

                                    Commitment Amount: $17,500,000

                                    Applicable Commitment Percentage: 50.0%